SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                             FORM 8-K CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      ------------------------------------

                Date of Report (Date of earliest event reported)

                                February 6, 2003


                            DORCHESTER MINERALS, L.P.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware               333-88282                81-0551518
------------------------ -------------------- --------------------------------
(State of Incorporation) (Commission File No) (IRS Employer Identification No.)



      3738 Oak Lawn, Suite 300, Dallas, Texas                       75219
----------------------------------------------------          -----------------
     (Address of principal executive offices)                     (Zip Code)


                                  (214) 559-0300
                           ---------------------------
              (Registrant's telephone number, including area code)


                                       N/A
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

     Attached as Exhibit 99.1 is a press release issued by Dorchester Minerals, L.P. on February 6, 2003 with respect to the appointment of Independent Advisors to Dorchester Minerals, L.P.

Item 7.  Financial   Statements  and  Exhibits.

     (c)  Exhibits

          99.1  Press Release dated February 6, 2003




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       DORCHESTER MINERALS, L.P.
                                       Registrant

                                    by Dorchester Minerals Management LP
                                       its General Partner,
                                    by Dorchester Minerals Management GP LLC
                                       its General Partner



Date: February 3, 2003                 /s/ William Casey McManemin
                                       ---------------------------
                                       William Casey McManemin
                                       Chief Executive Officer

                                  EXHIBIT INDEX

Item Number     Description
-----------     -----------
     99.1       Press Release dated February 6, 2003

                                                                    Exhibit 99.1

NEWS RELEASE       Dorchester Minerals, L. P.      3738 Oak Lawn Ave., Suite 300
Release Date:      February 6, 2003                     Dallas, Texas 75219-4379
Contact:           Casey McManemin                                (214) 559-0300
--------------------------------------------------------------------------------


                          DORCHESTER MINERALS ANNOUNCES
                           THE APPOINTMENT OF MANAGERS

     DALLAS,  TEXAS -- February 6, 2003 -- Dorchester  Minerals,  L.P. (NASDAQ -
DMLP) announced today that Buford P. Berry, Frank M. Burke and Rawles Fulgham have been appointed to serve as independent managers on its Board of Managers and will comprise its Advisory Committee and Audit Committee. Messrs. Berry, Burke and Fulgham will serve in these capacities until the Dorchester Minerals' 2004 annual meeting of limited partners.

     Mr. Berry is currently a senior partner at Thompson & Knight L.L.P., a Texas based law firm. Mr. Berry has been an attorney with Thompson & Knight L.L.P., serving in various capacities since 1963, including as Managing Partner from 1986 to 1998. Mr. Berry also serves as a Vice Chair of the Institute for Energy Law of the Center for American and International Law (formerly Southwestern Legal Foundation). He is a past Chairman of the Natural Resources Committee of the Taxation Section of the American Bar Association and past Chairman of the Southwestern Legal Foundation Oil and Gas Tax Institute. From 1958 to 1960, Mr. Berry served as a Lieutenant in the United States Naval Reserve. He received his Bachelor of Business Administration degree in 1958 and his Bachelor of Laws Degree in 1963, both from the University of Texas.

     Mr. Burke has served as Chairman, Chief Executive Officer and Managing General Partner of Burke, Mayborn Company Ltd, a private investment company located in Dallas Texas, since 1984. He is a member of the National Petroleum Council and also serves as a director of Arch Coal, Inc., Kaneb Pipe Line Partners, L.P., Xanser Corporation and Kaneb Services LLC. Prior to that, Mr. Burke was a partner in Peat, Marwick, Mitchell & Co. Mr. Burke received his Bachelor of Business Administration and Master of Business Administration from Texas Tech University and his Juris Doctor from Southern Methodist University. He is a certified public accountant and member of the State Bar of Texas.

     Mr. Fulgham has served as a member of the Advisory Committee and the Audit Committee of Dorchester Hugoton, Ltd. since 1995. He also served as Chairman of the Board and Chief Executive Officer of Global Industrial Technologies, Inc. from July 1998 until 2000. From 1982 until December 1998, Mr. Fulgham served as senior advisor of the Investment Banking Division of Merrill Lynch & Co. Prior to that, he was employed in various capacities by First National Bank in Dallas and its successor holding companies from 1954 until 1982. He was President and co-Chief Executive Officer of the First National Bank in Dallas, and subsequently, President of its successor holding companies. Mr. Fulgham has served on the boards of directors of BancTec, Inc., NCH Corporation, Dresser Industries, Inc and as Chairman of the Board of Directors of the Children's Medical Center of Dallas. In addition, Mr. Fulgham also served as a member of the Executive Committee of President Reagan's Grace Commission. He received a Bachelor of Arts degree from the Virginia Military Institute, a Bachelor of Business Administration degree from Southern Methodist University and has also completed several graduate courses for a Masters of Business Administration. Mr. Fulgham served in the United States Marine Corps, attaining the rank of captain.

About Dorchester Minerals

     Dorchester Minerals is a new publicly traded limited partnership that resulted from the combination of privately held Republic Royalty Company and Spinnaker Royalty Company, L.P. and Dorchester Hugoton, Ltd. which had been traded on the Nasdaq National Market since 1982. Dorchester Minerals owns a 96.97% net profits interest in working interest properties and holds producing and non-producing mineral, royalty, overriding royalty, net profits and leasehold interests currently in 564 counties and in 27 states. Dorchester Minerals distributes, on a quarterly basis, all cash received beyond that required to pay costs and fund reasonable reserves. Dorchester Minerals uses reasonable efforts to avoid unrelated business taxable income for federal income tax purposes and does not anticipate incurring any debt other than ordinary trade debt.

FORWARD-LOOKING STATEMENTS

     All the estimates  and  expectations  set forth in this release  constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Dorchester Minerals believes that these forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will occur and cautions that actual results may differ materially from those estimated in the forward-looking statements. A number of risks could affect the future results of Dorchester Minerals and could cause such material differences. These risks include, but are not limited to, adverse general economic conditions, operating hazards, drilling risks, inherent uncertainties in interpreting engineering and other technical data, competition, reduced availability of drilling services, fluctuations in oil and gas prices and government regulations, as well as other risks discussed in detail in Dorchester Minerals' filings with the Securities and Exchange Commission.

                                      -30-